UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: February 28, 2015

Date of reporting period: August 31, 2014

Item 1. Reports to Stockholders.

Wasmer Schroeder High Yield Municipal Fund

Semi-Annual Report
August 31, 2014

Wasmer Schroeder High Yield Municipal Fund

August 31, 2014

Dear Shareholder:

We are pleased to present the first semi-annual report for the Wasmer Schroeder High Yield Municipal Fund (the “Fund”). The Fund’s net asset value (NAV) increased by 35 cents to $10.35 per share during the five months since its inception on 3/31/2014; over those five months, shareholders received monthly dividends totaling 25.5 cents per share. Factoring in the reinvestment of dividends, the Fund outperformed its benchmarks with a total return of 6.10% over the five months ended 8/31/14, compared to a total return of 5.37% for the Barclays Municipal High Yield Index and 4.02% for the Barclays Municipal Bond Index.

	Wasmer Schroeder	Barclays Municipal	Barclays
	High Yield Municipal	High Yield	Municipal
Period	Fund (WSHYX)	Index	Bond Index
3/31/14 – 8/31/14	6.10%	5.37%	4.02%

All municipal sectors, maturities and rating categories posted positive total returns in the five months ended 8/31/2014. The market has continued to exhibit the fundamental characteristics that have defined the municipal asset class over the years, namely low default rates and attractive taxable equivalent yields. The market’s recent performance can be attributed to several factors, some specific to the municipal market while others were external.

Technical factors within the municipal market have been favorable for investors. Year-to-date municipal new issuance activity has been muted, ending August more than 15% below 2013 levels. This declining supply has been met with significant incremental demand as net mutual fund inflows have been robust throughout the year. Credit concerns have abated after the headline grabbing events in Detroit, Michigan last summer and in Puerto Rico during the first quarter of 2014. Bond spreads have experienced steady tightening as investors have been willing to add credit risk in order to increase yield. The primary market has been receptive of new deals with order demand for below investment grade and non-rated new issues frequently exceeding the amount of debt being sold. The secondary market has exhibited strong liquidity, although trading volumes have declined at levels consistent with the decline in new issuance; the Municipal Securities Rulemaking Board reported trading activity of $739 billion during the 2nd quarter, compared with $838 billion in the 2nd quarter of 2013. There has been some discussion about a curtailment of bank participation in the municipal market in recent months due to changing regulations associated with implementation of Basel III rules, however, the impact has been muted thus far and it appears that the largest bank holders of municipal debt are sufficiently capitalized to adopt these rules without having to materially change their investment allocations.

Trends in the U.S. Treasury market have been supportive of municipal bond prices as well. Lackluster global economic conditions, particularly in Europe, and continuing

Wasmer Schroeder High Yield Municipal Fund

conflict in Ukraine and the Middle East have boosted demand for the safety of U.S. Treasuries. The U.S. bond market has also been digesting changes in the monetary policy of the Federal Reserve Board’s Federal Open Market Committee, including the winding down of quantitative easing activities (“QE3”) and the timing of potential increases in the federal funds rate. These factors led 10-year U.S. Treasury yields, which are considered the bellwether security for the bond market, to fall by 38 basis points from 3/31 to 8/31; the 10-year yield ended August at a 2014 low of 2.34%. Additionally, the shape of the Treasury yield curve continues to flatten, with the spread between 10- and 30-year bonds tightening by 10 basis points to end August at +74 basis points. The municipal bond market’s yield curve will generally track shifts in the U.S. Treasury curve, and this relationship has held true over the last five months. The ratio of municipal yields relative to U.S. Treasuries are generally at or below their long term averages, particularly for maturities inside of 10 years, which is an indication of strong demand for tax exempt bonds.

The Fund primarily focused on identifying relative value in the BBB and lower rated sectors of the municipal market during the five months ended 8/31/2014. As previously explained, performance was slightly higher than that of the Barclays Municipal High Yield Index, despite material differences in the composition of the Fund and the Index. The Fund ended 8/31/14 with approximately 42% of its portfolio holdings insured by a monoline bond insurer, and, unlike the Barclays Municipal High Yield Index, 54% of the portfolio was allocated to investment grade issues; looking through to underlying ratings, approximately 26% of the portfolio was investment grade.

The Fund’s exposure to the Housing, Water & Sewer, Industrial Revenue and Electric Power & Light Revenue sectors all contributed positively to performance during the period. These four sectors represented approximately 27% of Fund assets although they contributed approximately 32% of the Fund’s total return. In most cases, issuer specific news drove performance in these sectors. For example, the Detroit, Michigan Water and Sewerage Department launched voluntary tenders for its outstanding bonds that were, in many cases, significantly higher than current market prices at the time. And bonds issued by the Guam Power Authority (“GPA”) saw a material increase in demand during the period as nervous investors rotated out of the distressed Puerto Rico Electric Power Authority and into the more stable GPA.

The Fund’s three largest sector allocations were to the Special Assessment, Sales Tax Revenue and Ad Valorem Property Tax sectors which underperformed in aggregate; these three sectors contributed approximately 17% of the Fund’s return during the period despite representing approximately 31% of the portfolio. Many of these positions are either currently callable or subject to sinking fund provisions, so performance from these sectors was derived primarily from income and not capital appreciation. It was expected that these types of structures would underperform in periods of strong municipal market performance.

Wasmer Schroeder High Yield Municipal Fund

The Fund exhibits less exposure to Puerto Rico securities relative to the Barclays Municipal High Yield Index, and no exposure to the Tobacco Securitization sector. These two sectors have been subject to significant performance volatility since 3/31/14, particularly Puerto Rico since the Commonwealth’s general obligation rating was downgraded to below investment grade in the first quarter of 2014. We expect that any material valuation fluctuations in these sectors should continue to result in a disparity of returns between the Fund and the Barclays Municipal High Yield Index.

The Fund’s duration-to-worst fell to approximately 4.9 years as of 8/31/14, down from 6.7 years as of 3/31/14. While the Fund’s average maturity has held relatively steady at 16.9 years as of 8/31/14, we maintained a preference for 5.00% coupons and higher, which resulted in more of the portfolio trading at a premium dollar price and to the next par call date, effectively lowering the overall duration during the measurement period.

The Wasmer Schroeder High Yield Municipal Fund ended 8/31/14 with a portfolio consisting of 124 individual securities. This reflects our belief that diversification is an important risk-management component of any strategy that focuses on credit opportunities. We have been encouraged by the Fund’s strong start since its 3/31/14 inception date, and we are thankful for the trust you have placed in us over the last five months. We look forward to continuing to serve your investment needs in the future and we encourage you to contact us if you have any questions about your investment in the Wasmer Schroeder High Yield Municipal Fund.

Jason D. Diefenthaler
Senior Vice President and Portfolio Manager
Wasmer, Schroeder & Company, Inc.

Michael J. Schroeder
President and Chief Investment Officer
Wasmer, Schroeder & Company, Inc.

Past performance is not a guarantee of future results.

Opinions expressed above are those of the adviser and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security and should not be considered investment advice.

Wasmer Schroeder High Yield Municipal Fund

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in municipal securities may involve additional risks, such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse political, legislative, regulatory and economic developments.  The Fund may invest in securities which involve limited liquidity that can be difficult to sell.  Income from investments in tax-exempt securities may be subject to state and local taxes and a portion of income could be subject to the federal alternative minimum tax.

Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Bond ratings provide the probability of an issuer defaulting based on the credit rating agency’s analysis of the issuer’s financial condition and profit potential.  Bond rating services are provided by Standard & Poor’s, Moody’s Investors Service, and Fitch Investors Service.  Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default).

Certain investments in the Fund are covered by bond insurance issued by a monoline bond insurer.  Bond insurance is a type of credit enhancement.  A bond insurer unconditionally and irrevocably guarantees that interest and principal will be paid as scheduled even if the bond issuer defaults.  A monoline bond insurer backs debt securities only and is not exposed to risks from other lines of business.

Diversification does not assure a profit or protect against risk in a declining market.

The Barclays Municipal High Yield Bond Index is a rules-based, market-value-weighted index.  Bonds eligible for inclusion in the Index must have a credit quality classification of Ba1/BB+ or lower or be unrated or nonrated by all three categories.  They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million.  The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.  An investment cannot be made directly in an index.

The Barclays Municipal Bond Index is a rules-based, market-weighted index which represents the long-term tax-exempt bond market.  Bonds eligible for inclusion in the Index must be rated investment grade and have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must also be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Duration-to-worst is the duration of a bond computed to the redemption date which would provide the lowest yield (for callable bonds) or highest yield (for putable bonds).  For securities without calls or puts, duration-to-worst is calculated to maturity.

Average maturity is the weighted average maturity of the securities in the portfolio, expressed in years.

Basis point equals 1/100th of 1%.

Please refer to the schedule of investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor

Wasmer Schroeder High Yield Municipal Fund

ALLOCATION OF PORTFOLIO ASSETS at August 31, 2014 (Unaudited)

As a Percentage of Total Municipal Bonds

Municipal Bond Type

Wasmer Schroeder High Yield Municipal Fund

ALLOCATION OF PORTFOLIO ASSETS at August 31, 2014 (Unaudited)

As a Percentage of Total Investments

Credit Rating

Credit ratings are determined by using the middle rating of Moody’s Investors Service©, Inc., Standard & Poor’s® Ratings Group and Fitch Ratings and the lowest rating when fewer than three ratings are assigned.

Wasmer Schroeder High Yield Municipal Fund

EXPENSE EXAMPLE at August 31, 2014 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/31/14 – 8/31/14).

Actual Expenses
The first line of the following table provides information about actual account values and actual expenses, with actual net expenses being limited to 1.00% per the operating expenses limitation agreement. Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Wasmer Schroeder High Yield Municipal Fund

EXPENSE EXAMPLE at August 31, 2014 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	3/31/14	8/31/14	3/31/14 – 8/31/14
Actual	$1,000.00	$1,061.00	$4.35
Hypothetical	$1,000.00	$1,016.88	$4.25
(5% return before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 154 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2014 (Unaudited)

	Principal
MUNICIPAL BONDS – 95.31%	Amount	Value

Alabama – 6.56%
Alabama Agricultural & Mechanical University Revenue Bonds
4.00%, 11/1/2020 (Callable 5/1/2017) (AMBAC Insured)	$300,000	$302,097
4.25%, 11/1/2025 (Callable 5/1/2017) (AMBAC Insured)	20,000	20,144
County of Jefferson AL Revenue Bonds
5.25%, 1/1/2015 (Callable 10/30/2014)	175,000	177,672
5.25%, 1/1/2016 (Callable 10/30/2014)	90,000	91,374
5.25%, 1/1/2020 (Callable 10/30/2014)	300,000	304,581
5.50%, 1/1/2021 (Callable 10/30/2014) (AGM Insured)	275,000	277,481
5.50%, 1/1/2022 (Callable 10/30/2014)	145,000	147,215
5.25%, 1/1/2023 (Callable 10/30/2014)	100,000	101,527
5.25%, 1/1/2023 (Callable 10/30/2014) (AGM Insured)	100,000	100,902
4.75%, 1/1/2025 (Callable 10/30/2014)	465,000	460,485
5.25%, 1/1/2019 (Callable 10/30/2014)	500,000	507,640
4.75%, 1/1/2025 (Callable 10/30/2014) (AMBAC Insured)	655,000	659,133
4.75%, 1/1/2025 (Callable 10/30/2014) (AGM Insured)	800,000	800,064
		3,950,315

Arizona – 0.44%
Industrial Development Authority of the
County of Pima Revenue Bonds
4.50%, 6/1/2030 (Callable 6/1/2022)	250,000	263,515

California – 6.86%
California Pollution Control Financing Authority Revenue Bonds
5.00%, 7/1/2037 (Callable 7/1/2017)	1,000,000	1,023,180
Ceres Redevelopment Agency Tax Allocation
4.00%, 11/1/2031 (Callable 11/1/2016) (AMBAC Insured)	500,000	500,490
Contra Costa County Public Financing Authority Tax Allocation
5.00%, 8/1/2037 (Callable 8/1/2017) (NATL Insured)	250,000	252,548
Hercules Redevelopment Agency Tax Allocation
5.00%, 8/1/2025 (Callable 2/1/2018) (AMBAC Insured)	200,000	197,674
Lancaster Financing Authority Tax Allocation
4.50%, 2/1/2031 (Callable 2/1/2016)	125,000	90,213
5.00%, 2/1/2037 (Callable 2/1/2016)	160,000	114,338
Placer County Community Facilities District Special Tax
5.00%, 9/1/2026 (Callable 9/1/2021)	500,000	511,540
Soledad Redevelopment Agency Tax Allocation
5.00%, 12/1/2032 (Callable 12/1/2017) (XLCA Insured)	600,000	485,322
Stockton Public Financing Authority Revenue Bonds
5.25%, 9/1/2037 (Callable 9/1/2016) (RADIAN Insured)	215,000	175,667
City of Stockton CA Certificate Participation
5.20%, 9/1/2029 (Callable 10/30/2014) (NATL Insured)	500,000	500,320

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2014 (Unaudited), Continued

	Principal
	Amount	Value

California – 6.86% (Continued)
City of Vernon CA Electric System Revenue Bonds
5.50%, 8/1/2041 (Callable 8/1/2022)	$250,000	$276,987
		4,128,279

Colorado – 4.23%
Denver Convention Center Hotel Authority Revenue Bonds
5.25%, 12/1/2023 (Callable 11/1/2016) (XLCA Insured)	200,000	208,860
5.00%, 12/1/2035 (Callable 11/1/2016) (XLCA Insured)	750,000	760,822
E-470 Public Highway Authority Revenue Bonds
0.00%, 9/1/2030 (Callable 9/1/2020) (NATL Insured) (d)	500,000	217,210
Public Authority for Colorado Energy Revenue Bonds
6.50%, 11/15/2038	1,000,000	1,362,250
		2,549,142

District of Columbia – 1.74%
Metropolitan Washington Airports Authority
Dulles Toll Road Revenue Bonds
5.00%, 10/1/2053 (Callable 4/1/2022)	1,000,000	1,047,450

Florida – 16.86%
Collier County Educational Facilities Authority Revenue Bonds
6.125%, 11/1/2043 (Callable 11/1/2023)	1,000,000	1,093,310
Town of Davie FL Revenue Bonds
6.00%, 4/1/2042 (Callable 4/1/2023)	500,000	573,925
Florida Gulf Coast University Financing Corp. Revenue Bonds
5.00%, 2/1/2043 (Callable 2/1/2023)	600,000	642,906
Florida Higher Educational Facilities
Financial Authority Revenue Bonds
5.00%, 4/1/2032 (Callable 4/1/2022)	500,000	522,405
Florida Governmental Utility Authority Revenue Bonds
4.625%, 7/1/2035 (Callable 7/1/2015) (AMBAC Insured)	480,000	481,493
Halifax Hospital Medical Center Revenue Bonds
5.00%, 6/1/2038 (Callable 6/1/2016)	500,000	500,705
Midtown Miami Community Development
District Special Assessment
5.00%, 5/1/2037 (Callable 5/1/2023)	350,000	357,315
Palm Beach County Health Facilities Authority Revenue Bonds
7.25%, 6/1/2034 (Callable 6/1/2022)	750,000	834,060
Pinellas County Educational Facilities Authority Revenue Bonds
5.25%, 10/1/2029 (Callable 10/1/2016) (ACA Insured)	500,000	506,245
6.00%, 10/1/2041 (Callable 10/1/2021)	340,000	378,872
Talis Park Community Development District Special Assessment
5.25%, 5/1/2016	900,000	907,128
5.55%, 5/1/2036 (Callable 5/1/2015)	1,535,000	1,550,764

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2014 (Unaudited), Continued

	Principal
	Amount	Value

Florida – 16.86% (Continued)
Villagewalk of Bonita Springs Community Development
District Special Assessment
5.15%, 5/1/2038 (Callable 5/1/2017)	$880,000	$894,124
Winter Garden Village at Fowler Groves Community
Development District Special Assessment
5.65%, 5/1/2037 (Callable 5/1/2016)	895,000	911,352
		10,154,604

Gaum – 1.80%
Guam Government Waterworks Authority Revenue Bonds
5.00%, 7/1/2035 (Callable 7/1/2024)	500,000	538,580
Guam Power Authority Revenue Bonds
5.00%, 10/1/2034 (Callable 10/1/2022)	500,000	544,275
		1,082,855

Hawaii – 0.42%
Kuakini Health System Revenue Bonds
6.375%, 7/1/2032 (Callable 10/30/2014)	250,000	250,375

Illinois – 7.17%
City of Chicago IL General Obligation Bonds
5.00%, 1/1/2029 (Callable 1/1/2020) (AGM Insured)	500,000	528,655
5.25%, 1/1/2033 (Callable 1/1/2018)	340,000	349,357
Chicago Board of Education General Obligation Bonds
5.00%, 12/1/2042 (Callable 12/1/2022) (AGM Insured)	1,000,000	1,050,210
State of Illinois General Obligation Bonds
5.00%, 5/1/2034 (Callable 5/1/2024)	500,000	531,055
5.00%, 2/1/2039 (Callable 2/1/2024)	1,000,000	1,033,320
Village of Lombard IL Revenue Bonds
4.00%, 7/1/2019	170,000	156,529
St. Clair County School District No. 189 East St. Louis
General Obligation Bonds
4.95%, 1/1/2017 (Callable 10/30/2014) (NATL Insured)	685,000	669,841
		4,318,967

Iowa – 1.70%
Iowa Finance Authority Revenue Bonds
4.75%, 8/1/2042 (Callable 8/1/2022)	1,000,000	1,024,470

Louisiana – 1.73%
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue Bonds
6.30%, 7/1/2030 (AMBAC Insured)	225,000	254,324
Louisiana Public Facilities Authority Revenue Bonds
5.00%, 7/1/2017 (Callable 7/1/2016) (CIFG Insured)	100,000	101,914

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2014 (Unaudited), Continued

	Principal
	Amount	Value

Louisiana – 1.73% (Continued)
5.00%, 7/1/2030 (Callable 7/1/2016) (CIFG Insured)	$425,000	$408,782
4.50%, 7/1/2038 (Callable 7/1/2016) (CIFG Insured)	335,000	275,005
		1,040,025

Maryland – 0.93%
City of Baltimore MD Revenue Bonds
5.25%, 9/1/2023 (Callable 9/1/2016) (XLCA Insured)	205,000	214,055
5.25%, 9/1/2025 (Callable 9/1/2016) (XLCA Insured)	50,000	51,485
5.25%, 9/1/2026 (Callable 9/1/2016) (XLCA Insured)	50,000	51,195
5.00%, 9/1/2032 (Callable 9/1/2016) (XLCA Insured)	55,000	55,217
5.25%, 9/1/2039 (Callable 9/1/2016) (XLCA Insured)	185,000	187,052
		559,004

Massachusetts – 0.84%
Massachusetts Development Finance Agency Revenue Bonds
5.125%, 7/1/2044 (Callable 7/1/2024)	500,000	505,155

Michigan – 8.82%
City of Detroit MI General Obligation Bonds
5.00%, 4/1/2020 (Callable 10/30/2014) (NATL Insured)	145,000	141,330
City of Detroit MI Sewage Disposal System Revenue Bonds
7.00%, 7/1/2027 (Callable 7/1/2019) (AGM Insured)	1,000,000	1,177,570
City of Detroit MI Water Supply System Revenue Bonds
5.00%, 7/1/2030 (Callable 10/6/2014) (NATL Insured)	830,000	830,349
5.00%, 7/1/2034 (Callable 10/30/2014) (NATL Insured)	500,000	500,215
5.00%, 7/1/2034 (Callable 7/1/2016) (AGM Insured)	290,000	295,142
Detroit Wayne County Stadium Authority Revenue Bonds
5.00%, 10/1/2026 (Callable 10/1/2022) (AGM Insured)	250,000	267,277
Michigan Finance Authority Revenue Bonds
2.85%, 8/20/2015	500,000	499,995
5.00%, 7/1/2032 (Callable 7/1/2024) (AGM Insured)	1,000,000	1,074,640
5.00%, 7/1/2044 (Callable 7/1/2024)	500,000	522,070
		5,308,588

Minnesota – 6.33%
Center City MN Hazelden Betty Ford
Foundation Revenue Bonds
5.00%, 11/1/2044 (Callable 11/1/2024)	250,000	274,853
Southcentral Minnesota Multi-County Housing &
Redevelopment Authority Revenue Bonds
3.096%, 2/1/2017 (Callable 2/1/2015) (b)(c)	450,000	157,500
3.096%, 2/1/2025 (Callable 2/1/2015) (b)(c)	9,500,000	3,325,000
3.096%, 2/1/2050 (b)(c)	15,000	5,250
3.096%, 2/1/2050 (b)(c)	30,000	10,500

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2014 (Unaudited), Continued

	Principal
	Amount	Value

Minnesota – 6.33% (Continued)
3.096%, 2/1/2050 (b)(c)	$20,000	$7,000
3.096%, 2/1/2050 (b)(c)	20,000	7,000
3.096%, 2/1/2050 (b)(c)	65,000	22,750
3.096%, 6/1/2050 (b)(c)	10,000	3,500
		3,813,353

Nevada – 0.86%
City of Las Vegas NV Special Assessment
4.625%, 6/1/2021 (Callable 6/1/2017) (AMBAC Insured)	495,000	514,775

New Jersey – 1.24%
Atlantic City Municipal Utilities Authority Revenue Bonds
4.00%, 6/1/2015 (AMBAC Insured)	370,000	369,363
4.00%, 6/1/2016 (AMBAC Insured)	380,000	378,180
		747,543

New Mexico – 0.85%
City of Farmington NM Revenue Bonds
4.875%, 4/1/2033 (Callable 4/1/2016)	500,000	510,465

New York – 5.56%
New York City Industrial Development Agency Revenue Bonds
5.00%, 1/1/2046 (Callable 1/1/2017) (AMBAC Insured)	1,000,000	1,020,150
New York Liberty Development Corp. Revenue Bonds
5.25%, 10/1/2035	1,000,000	1,195,970
New York State Dormitory Authority Revenue Bonds
5.125%, 7/1/2034 (Callable 10/30/2014) (AMBAC Insured)	500,000	500,765
City of Niagara Falls NY General Obligation Bonds
4.50%, 5/15/2028 (Callable 5/15/2017) (AMBAC Insured)	625,000	631,769
		3,348,654

Pennsylvania – 1.45%
City of Harrisburg PA General Obligation Bonds
0.00%, 3/15/2016 (AMBAC Insured) (d)	100,000	91,689
0.00%, 3/15/2017 (AMBAC Insured) (d)	525,000	453,390
0.00%, 9/15/2018 (AMBAC Insured) (d)	100,000	77,606
Pennsylvania Higher Educational Facilities
Authority Revenue Bonds
5.00%, 9/15/2033 (Callable 9/15/2016) (RADIAN Insured)	250,000	250,520
		873,205

Puerto Rico – 9.18%
Commonwealth of Puerto Rico General Obligation Bonds
5.50%, 7/1/2020 (NATL Insured)	665,000	692,817
2.853%, 7/1/2021 (FGIC Insured) (e)	500,000	326,540
8.00%, 7/1/2035 (Callable 7/1/2020)	750,000	685,215

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2014 (Unaudited), Continued

	Principal
	Amount	Value

Puerto Rico – 9.18% (Continued)
Puerto Rico Electric Power Authority Revenue Bonds
5.00%, 7/1/2022 (Callable 10/30/2014) (NATL Insured)	$310,000	$310,062
5.00%, 7/1/2023 (Callable 10/30/2014) (NATL Insured)	135,000	134,895
5.00%, 7/1/2024 (Callable 7/1/2017) (AGM Insured)	375,000	371,816
Puerto Rico Highway & Transportation Authority Revenue Bonds
5.00%, 7/1/2018 (Callable 10/30/2014) (NATL Insured)	195,000	195,002
5.50%, 7/1/2029 (AMBAC Insured)	540,000	489,051
Puerto Rico Infrastructure Financing Authority Revenue Bonds
5.50%, 7/1/2023 (AMBAC Insured)	660,000	651,783
Puerto Rico Municipal Finance Agency Revenue Bonds
5.25%, 8/1/2022 (AGC Insured)	815,000	822,310
Puerto Rico Sales Tax Financing Corp. Revenue Bonds
5.50%, 8/1/2021 (Callable 8/1/2019)	500,000	428,875
6.375%, 8/1/2039 (Callable 8/1/2019)	500,000	422,670
		5,531,036

Rhode Island – 0.45%
City of Central Falls RI General Obligation Bonds
4.05%, 7/15/2025 (Callable 7/15/2017) (AMBAC Insured)	280,000	271,597

South Carolina – 0.03%
Connector 2000 Association Inc. Revenue Bonds
0.00%, 1/1/2015 (b)(d)	2,160	2,102
0.00%, 1/1/2016 (b)(d)	2,408	2,159
0.00%, 1/1/2021 (b)(d)	5,058	3,019
0.00%, 1/1/2022 (b)(d)	5,349	2,916
0.00%, 1/1/2032 (Callable 4/1/2026) (b)(d)	45,125	811
0.00%, 7/22/2051 (Callable 4/1/2026) (b)(d)	222,170	4,121
0.00%, 7/22/2051 (Callable 4/1/2026) (b)(d)	151,083	648
		15,776

Texas – 3.50%
Austin Convention Enterprises Inc. Revenue Bonds
5.00%, 1/1/2034 (Callable 1/1/2017) (XLCA Insured)	1,560,000	1,568,720
Texas Transportation Commission Revenue Bonds
5.00%, 8/15/2041 (Callable 8/15/2022)	500,000	539,390
		2,108,110

Vermont – 1.18%
City of Burlington VT Airport Revenue Bonds
4.00%, 7/1/2028 (Callable 7/1/2022)	750,000	710,933

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2014 (Unaudited), Continued

	Principal
	Amount/Shares	Value

Virginia – 1.65%
City of Chesapeake VA Chesapeake
Expressway Toll Road Revenue Bonds
4.125%, 7/15/2042 (Callable 7/15/2022)	$500,000	$471,885
5.00%, 7/15/2047 (Callable 7/15/2022)	500,000	519,400
		991,285

Washington – 2.93%
Greater Wenatchee Regional Events Center Public
Facilities District Revenue Bonds
4.50%, 9/1/2022	190,000	200,433
5.25%, 9/1/2032 (Callable 9/1/2022)	1,000,000	1,043,050
Skagit County Public Hospital District No. 1 Revenue Bonds
5.00%, 12/1/2037 (Callable 12/1/2023)	500,000	519,465
		1,762,948
TOTAL MUNICIPAL BONDS (Cost $55,825,663)		57,382,424

MONEY MARKET FUNDS – 6.49%
Fidelity Institutional Tax-Exempt Portfolio –
Institutional Class, 0.01% (a)	3,908,126	3,908,126
TOTAL MONEY MARKET FUNDS (Cost $3,908,126)		3,908,126

Total Investments (Cost $59,733,789) – 101.80%		61,290,550
Liabilities Less Other Assets – (1.80)%		(1,086,258)
TOTAL NET ASSETS – 100.00%		$60,207,292

Scheduled principal and interest payments are guaranteed by the following bond insurers.
ACA – ACA Financial Guaranty Corp.
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal Corp.
AMBAC – Ambac Assurance Corp.
CIFG – CIFG Assurance North America, Inc.
FGIC – Financial Guaranty Insurance Co.
NATL – National Public Finance Guarantee
RADIAN – Radian Asset Assurance Inc.
XLCA – Syncora Guarantee Inc.

The insurance does not guarantee the market value of the municipal bonds.

(a)	Rate shown is the 7-day annualized yield at August 31, 2014.
(b)	Security is considered illiquid. As of August 31, 2014, the value of these investments was $3,538,500 or 5.88% of total net assets.
(c)	Security is in default.
(d)	Security is a zero coupon bond. Zero coupon bonds are issued at a substantial discount from their value at maturity.
(e)	Variable rate security. Rate shown reflects the rate in effect as of August 31, 2014.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2014 (Unaudited)

ASSETS
Investments, at market value (cost $59,733,789)	$61,290,550
Receivable for Fund shares sold	254,970
Interest receivable	651,762
Prepaid expenses	14,960
Total assets	62,212,242

LIABILITIES
Due to adviser	32,409
Securities purchased	1,806,489
Distributions payable	119,739
Administration and fund accounting fees	18,181
Audit fees	7,055
Transfer agent fees and expenses	5,189
Pricing fees	7,990
Custody fees	878
Chief Compliance Officer fee	3,031
Accrued expenses	3,989
Total liabilities	2,004,950

NET ASSETS	$60,207,292

CALCULATION OF NET ASSET VALUE PER SHARE
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	5,818,562
Net asset value, redemption price and offering price per share	$10.35

COMPONENTS OF NET ASSETS
Paid-in capital	$58,700,305
Undistributed net investment income	17,994
Accumulated net realized loss on investments	(67,768)
Net unrealized appreciation on investments	1,556,761
Total net assets	$60,207,292

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENT OF OPERATIONS

For the Period
March 31, 2014*
through
August 31, 2014
(Unaudited)
NET INVESTMENT INCOME
Income
Interest	$1,601,822
Total investment income	1,601,822

Expenses
Advisory fees (Note 4)	167,813
Administration and fund accounting fees (Note 4)	30,181
Pricing fees	11,737
Transfer agent fees and expenses (Note 4)	11,235
Registration fees	9,734
Audit fees	7,055
Chief Compliance Officer fees (Note 4)	5,031
Legal fees	2,748
Custody fees (Note 4)	2,313
Trustee fees	2,096
Shareholder reporting	1,833
Insurance	1,551
Miscellaneous	618
Total expenses before fee waiver	253,945
Less: fee waiver from Adviser (Note 4)	(30,194)
Net expenses	223,751
Net investment income	1,378,071

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(67,768)
Change in unrealized appreciation on investments	1,556,761
Net realized and unrealized gain on investments	1,488,993
Net increase in net assets resulting from operations	$2,867,064

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENT OF CHANGES IN NET ASSETS

For the Period
March 31, 2014*
through
August 31, 2014
(Unaudited)
OPERATIONS
Net investment income	$1,378,071
Net realized loss on investments	(67,768)
Change in unrealized appreciation on investments	1,556,761
Net increase in net assets resulting from operations	2,867,064

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(1,360,077)
Total distributions	(1,360,077)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	21,133,534
Proceeds from transfer in-kind	43,943,933
Proceeds from shares issued in reinvestment of dividends	946,445
Cost of shares redeemed+	(7,323,607)
Net increase in net assets resulting
from capital share transactions	58,700,305

Total increase in net assets	60,207,292

NET ASSETS
Beginning of period	—
End of period	$60,207,292
Undistributed net investment income	$17,994

CHANGES IN SHARES OUTSTANDING
Shares sold	2,067,967
Shares issued in connection with transfer in-kind	4,369,546
Shares issued in reinvestment of dividends	92,382
Shares redeemed	(711,333)
Net increase in Fund shares outstanding	5,818,562

*	Commencement of operations.
+	Net of redemption fees of $1,000.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	For the Period
	March 31, 2014*
	through
	August 31, 2014
	(Unaudited)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.26
Net realized and unrealized gain on investments	0.35
Total from investment operations	0.61
Less dividends and distributions:
Dividends from net investment income	(0.26)
Total dividends	(0.26)

Redemption fees	0.00	#

Net asset value, end of period	$10.35

Total return	6.10	%+

Supplemental data and ratios:
Net assets, end of period (thousands)	$60,207
Ratio of net expenses to average net assets:
Before fee waivers	1.13	%++
After fee waivers	1.00	%++
Ratio of net investment income to average net assets:
Before fee waivers	6.03	%++
After fee waivers	6.16	%++
Portfolio turnover rate	9.89	%+

*	Commencement of operations.
#	Amount is less than $0.01 per share.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2014 (Unaudited)

NOTE 1 –	ORGANIZATION

The Wasmer Schroeder High Yield Municipal Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The investment objective of the Fund is to seek to generate a high level of interest income that is not subject to federal income tax.  The Fund currently offers an Institutional Class which commenced operations on March 31, 2014, prior to which, its only activity was a transfer in-kind of the securities.  This transfer in-kind was nontaxable, whereby the Fund issued 4,369,546 shares on March 31, 2014.  The fair value and cost of securities received by the Fund was $41,842,498 and $41,966,736, respectively.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE 2 –	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2015 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2014 (Unaudited), Continued

accrual basis.  Discounts and premiums on securities purchased are amortized/accreted over the life of the respective security using the effective interest method.  Distributions to shareholders are recorded on the ex-dividend date.

The Fund distributes substantially all net investment income, if any, monthly and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of August 31, 2014, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 –	SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2014 (Unaudited), Continued

inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Debt Securities:  Debt securities are valued at their bid prices furnished by an independent pricing service using valuation methods that are designed to represent fair value.  These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most debt securities are categorized in level 2 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term securities having a maturity of 60 days or  less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2014 (Unaudited), Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$57,382,424	$—	$57,382,424
Money Market Funds	3,908,126	—	—	3,908,126
Total Investments	$3,908,126	$57,382,424	$—	$61,290,550

Refer to the Fund’s schedule of investments for a detailed break-out of municipal bonds by state classification.  Transfers between levels are recognized at August 31, 2014, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the period ended August 31, 2014.

NOTE 4 –	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the period ended August 31, 2014, Wasmer, Schroeder & Company, Inc. (the “Adviser”) provided the Fund with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets.  For the period ended August 31, 2014, the Fund incurred $167,813 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.00% of average daily net assets of the Fund’s Institutional Class.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the period ended August 31, 2014, the Adviser reduced its fees in the amount of $30,194; no amounts were reimbursed to the Adviser.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $30,194 at August 31, 2014.  The expense limitation will remain in

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2014 (Unaudited), Continued

effect through at least June 27, 2015, and may be terminated only by the Trust’s Board of Trustees.  The cumulative expenses of $30,194, subject to recapture, will expire on February 28, 2018.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the period ended August 31, 2014, the Fund incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$30,181
Transfer Agency (excludes out-of-pocket expenses)	8,216
Custody	2,313
Chief Compliance Officer	5,031

At August 31, 2014, the Fund had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$18,181
Transfer Agency (excludes out-of-pocket expenses)	5,168
Custody	878
Chief Compliance Officer	3,031

NOTE 5 –	PURCHASES AND SALES OF SECURITIES

For the period ended August 31, 2014, the cost of purchases including the transfer in-kind of securities and the proceeds from sales of securities, excluding short-term securities, were $60,604,280 and $5,160,688, respectively.  There were no purchases or sales of long-term U.S. Government securities.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2014 (Unaudited), Continued

NOTE 6 –	LINE OF CREDIT

The Fund has a line of credit in the amount of $5,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the period ended August 31, 2014, the Fund drew on its line of credit.  The Fund had an average outstanding balance of $24,513, a weighted average interest rate of 3.25%, and paid interest expense of $341.  At August 31, 2014, the Fund had no outstanding loan amounts.

NOTE 7 –	INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

During the period ended August 31, 2014, the Fund paid distributions from tax-exempt income of $1,360,077.

The cost basis of investments for federal income tax purposes at August 31, 2014 for the Fund was as follows (because tax adjustments are calculated annually, these amounts do not reflect tax adjustments since the Fund did not have a full fiscal year):

Cost of investments	$59,609,551
Gross unrealized appreciation	2,870,229
Gross unrealized depreciation	(1,313,468)
Net unrealized appreciation	$1,556,761

Wasmer Schroeder High Yield Municipal Fund

NOTICE TO SHAREHOLDERS at August 31, 2014 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-WSC-MUNI or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-WSC-MUNI.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-WSC-MUNI.

Wasmer Schroeder High Yield Municipal Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on March 19-20, 2014, the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”), including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the initial investment advisory agreement (“Advisory Agreement”) between the Trust and Wasmer Schroeder & Co., Inc. for the Wasmer Schroeder High Yield Municipal Fund (the “Fund”) for a period not to exceed two years.  Prior to this meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services expected to be provided by the Adviser to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the initial Advisory Agreement:

The full Board, which includes a majority of Independent Trustees, took into consideration, among other things, the nature, extent and quality of the services to be provided by the Adviser under the Advisory Agreement.  The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of other key personnel of the Adviser that would be involved in the day-to-day activities of the Fund, noting that the Adviser has not previously served as an investment adviser to a registered investment company.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer, the Adviser’s compliance record and the Adviser’s business continuity plan.  The Board also considered the Adviser’s business plan, noting that the Adviser currently manages a private investment fund with substantially similar objectives, policies, strategies and risks as the Fund.  After discussion, the Board concluded that the Adviser has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services will be satisfactory.

The Trustees then discussed the expected costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement.  In considering the advisory fee and anticipated total fees and expenses of the Fund, the Board reviewed and compared the Fund’s anticipated fees and expenses to those funds in its Lipper peer group, as well as the fees and expenses for similar types of accounts managed by the Adviser.  The Board viewed such information as a whole as useful in assessing whether the Adviser would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process.  The Trustees also took into account the proposed expense waiver.

The Board noted that the Adviser was agreeing to waive its advisory fees and reimburse the Fund for certain of its expenses to the extent necessary to maintain an

Wasmer Schroeder High Yield Municipal Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

annual expense ratio, excluding acquired fund fees and expenses, of 1.00% for Institutional Class shares of the Fund (the “Expense Cap”).

The Board noted that the Fund’s expected total operating expenses were above the peer group median and below the peer group average, while the expected total operating expenses of the Fund were above the peer group median and average when the peer group was adjusted for funds with assets between $25 and $100 million.  The Board noted that the expected contractual advisory fee of the Fund was above the peer group median and average.  The Board also considered that the expected contractual advisory fee of the Fund was below the management fee charged by the Adviser to its private investment fund with substantially similar objectives, policies, strategies and risks as the Fund.

The Board determined that it would continue to monitor the appropriateness of the advisory fee and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

The Board also considered economies of scale that would be expected to be realized by the Adviser as the assets of the Fund grew.  The Board noted that the Adviser would be contractually agreeing to reduce its advisory fees or reimburse Fund expenses indefinitely, but in no event for less than a one year term, so that the Fund does not exceed the Expense Cap.  The Board concluded that there were no effective economies of scale to be shared by the Adviser at this time, but indicated that this issue would be revisited in the future as circumstances changed and asset levels increased.

The Board then considered the expected profitability to the Adviser from its relationship with the Fund.  The Board reviewed the Adviser’s financial information and took into account both the expected direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the estimated profitability to the Adviser from its relationship with the Fund and considered any additional benefits that may be derived by the Adviser from its relationship with the Fund.  After such review, the Board determined that the expected profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser should be able to obtain adequate funding to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Adviser, including advisory fees, was fair and reasonable to the Fund.  The Board, including a majority of Independent Trustees, therefore determined that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Wasmer Schroeder High Yield Municipal Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser
Wasmer, Schroeder & Company, Inc.
600 Fifth Avenue South, Suite 210
Naples, Florida 34102

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022-3205

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-WSC-MUNI

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-855-WSC-MUNI.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*  /s/ Douglas G. Hess__
              Douglas G. Hess, President

Date 11/3/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess__
   Douglas G. Hess, President

Date 11/3/14

By (Signature and Title)* /s/ Cheryl L. King
  Cheryl L. King, Treasurer

Date 11/3/14

* Print the name and title of each signing officer under his or her signature